BMO Funds, Inc.

111 East Kilbourn Avenue

Milwaukee, WI 53202

Ph. (direct): 414-765-8241

January 13, 2016

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

RE: BMO Funds, Inc. (Registration Nos. 033-48907; 811-58433)

Ladies and Gentlemen:

Attached for filing on behalf of BMO Funds, Inc. (the “Company”) pursuant to Rule 497(c) under the Securities Act of 1933, as amended, please find exhibits containing interactive data relating to certain series of the Company (the “Funds”). The interactive data mirrors the summary information in the final forms of the Funds’ prospectuses which were filed on December 30, 2015 under Rule 497(c) (SEC Accession No. 0001193125-15-417885). This filing is being made for the sole purpose of submitting the XBRL exhibits for the Funds.

If you have any questions regarding this filing, please do not hesitate to contact me.

Very truly yours,

BMO FUNDS, INC.

/s/ Michele L. Racadio

Michele L. Racadio
Secretary